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                                                                   EXHIBIT 10(C)

                              GLACIER BANCORP, INC.

                              AMENDED AND RESTATED
                           DEFERRED COMPENSATION PLAN
                        (EFFECTIVE AS OF JANUARY 1, 2008)

     Glacier Bancorp, Inc. (the "Company"), a Montana corporation, hereby amends and restates its Deferred Compensation Plan (the "Plan"), effective as of January 1, 2008. The Plan is a nonqualified deferred compensation plan that is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees and non-employee directors of the Company and its Affiliates. The term "Affiliate," as used in this Plan, shall mean an entity that is treated as a single employer with the Company under Sections 414(b) or 414(c) of the U.S. Internal Revenue Code of 1986, as amended ("Code").

     ARTICLE I - ELIGIBILITY TO PARTICIPATE

     Participation in the Plan is limited to members of the Board of Directors ("Board") of the Company (including the Chairman) and its Affiliates, the Company's President, and such other officers or key employees of the Company or its Affiliates as the Board may identify by resolution from time to time as being eligible to participate in the Plan.

     ARTICLE II - ELECTION TO DEFER

     a. ELECTION TO DEFERRAL. An individual who is eligible to participate in the Plan may elect to defer compensation hereunder, and become a participant in the Plan ("Participant"), by delivering to the Company a "Deferral Election Form" (substantially in the form attached hereto as Exhibit A) and a "Payment Election Form" (substantially in the form attached hereto as Exhibit B).

     b. TIME OF DEFERRAL ELECTION. An election to defer compensation, made in the manner described in paragraph a. of this Article II, shall be effective to defer compensation earned for services performed in the first calendar year after the calendar year in which the election is made and in all future years, until revoked as provided in the Plan. Notwithstanding the immediately preceding sentence, in the case of the first calendar year in which an individual becomes eligible to participate in the Plan, as described in Treas. Reg. Section 1.409A-2(a)(7), if the individual makes an election to defer compensation within thirty (30) days after the date he becomes eligible to participate in the Plan, then the election to defer compensation shall be effective to defer compensation earned for services to be performed in that year after the election.

     c. MAXIMUM ANNUAL DEFERRAL. A Participant may elect to defer under the Plan
(i) up to 100% of director's fees that he earns for services performed during a calendar year as a director of the Company or an Affiliate; (ii) up to 50% of the annual base salary payable in cash that he earns for services performed during a calendar year as an employee of the Company or an

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Affiliate; and (iii) up to 100% of cash bonuses that he earns for services performed during a calendar year as an employee of the Company or an Affiliate.

     d. REVOCATION OF DEFERRAL ELECTION. A Participant may revoke an election to defer compensation under the Plan by delivering to the Company a new Deferral Election Form indicating therein that he elects to discontinue deferral of compensation under the Plan. The new Deferral Election Form shall only be effective with respect to compensation earned for services performed in calendar years after the calendar year in which the new form is delivered to the Company, and the last valid deferral election shall remain in effect with respect to compensation earned for services performed in the calendar year of such delivery.

     e. CHANGE IN AMOUNT DEFERRED. A Participant may change the amount that he elects to defer under the Plan by delivering to the Company a new Deferral Election Form indicating therein that he elects to change the amount of compensation that he defers under the Plan and showing the new amount that he elects to defer. The new Deferral Election Form shall only be effective with respect to compensation earned for services performed in calendar years after the calendar year in which the new form is delivered to the Company, and the last valid deferral election shall remain in effect with respect to compensation earned for services performed in the calendar year of such delivery.

     f. NO DEFERRALS AFTER PAYMENTS BEGIN. A Participant may not defer hereunder compensation, if any, earned for services performed after the occurrence of the Payment Trigger Event elected by him.

     ARTICLE III - DEFERRED AMOUNTS

     Amounts deferred by a Participant pursuant to a Deferral Election Form shall be credited, as of the date such amounts would otherwise be paid to the Participant, to a bookkeeping account ("Account") maintained in the name of the Participant on the books and records of the Company. If the Account of a Participant has a credit balance as of December 31 of a calendar year, the Company shall adjust the Account as of the end of such calendar year, beginning after 2004, to reflect a rate of return (either positive or negative) equal to fifty percent (50%) of return on average equity of common stock issued by the Company as of December 31 of such calendar year (which return on average equity shall be determined by the Company using such rounding conventions as it determines, in its sole discretion, to be appropriate). Such adjustment shall be made by multiplying the fifty percent (50%) of return on average equity by the average daily balance in the Account in the calendar year, and adding or subtracting the resulting product from the credit balance. The balance of the Account, as of any time, shall be the sum of amounts deferred by a Participant and credited to his Account on or before such time, plus or minus adjustments to such Account under the immediately preceding sentence on or before such time, less any amounts paid or withdrawn from such Account under Article IV on or before such time.

     ARTICLE IV - PAYMENTS TO PARTICIPANTS

     a. PAYMENT TRIGGER EVENTS. Amounts credited to the Account of a Participant shall be paid to him on, or beginning on, the first day of the first month immediately following the

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month in which one of the following events ("Payment Trigger Event") occurs, as elected by the Participant in a Payment Election Form:

          (i)  Separation from Service (defined below);

          (ii) Attainment of age sixty-five (65);

          (iii) Any of the first five (5) anniversary dates following his Separation from Service, as specified by Participant in his Payment Election Form; or

          (iv) Any of the first five (5) anniversary dates following his attainment of age sixty-five (65), as specified by Participant in his Payment Election Form.

     b. FORM OF PAYMENT - LUMP-SUM OR INSTALLMENT. Amounts credited to the Account of a Participant shall be paid to him in either a single lump-sum or in equal annual installments over a period of five (5) years, as elected by the Participant in a Payment Election Form.

     c. SUBSEQUENT CHANGE IN TIME OR FORM OF PAYMENT. A Participant may not change the Payment Trigger Event or the form of payment elected by him at the time he first becomes a Participant. If a Participant revokes his election to defer compensation, as permitted in the Plan, and subsequently makes an election to continue deferring compensation hereunder, then the Payment Trigger Event and form of payment previously elected by him shall govern all payments to him under the Plan.

     d. REQUIRED DELAY IN PAYMENT FOR SPECIFIED EMPLOYEES. If Participant is a specified employee, then notwithstanding any contrary provisions of the Plan, any amounts payable to the Participant under the Plan on account of a Separation from Service that could cause the Participant to be subject to the gross income inclusion, interest and additional tax provisions of Code Section 409A(a)(1) shall not be paid until after the end of the sixth calendar month beginning after such Separation from Service (the "409A Suspension Period"). Within fourteen (14) calendar days after the end of the 409A Suspension Period, the Company shall pay Participant a lump sum payment in cash equal to the sum of all payments delayed because of the preceding sentence, together with interest thereon for the 409 Suspension Period calculated on such basis as the Company determines to be appropriate. Thereafter, Participant shall receive any remaining payments under the Plan as if this paragraph d. of Article IV were a not a part of the Plan. For purposes of the Plan, a "specified employee" means a Participant who, as of the date of his Separation from Service, is a key employee of Company or its Affiliates, provided any of their stock is publicly traded on an established securities market or otherwise. A Participant is a "key employee" if he meets the requirements of Code Section 416(i)(1)(A)(i), (ii) or
(iii) (applied in accordance with the regulations thereunder and disregarding Code Section 416(i)(5)) at any time during the twelve (12) month period ending on a December 31. If the Participant is a key employee as of such a date, he is treated as a key employee for purposes of this Plan for the entire twelve (12) month period beginning on the April 1 that follows such December 31. The foregoing provisions of this paragraph d. of Article IV are intended to comply with Treas. Reg. Section 1.409A-1(i) and shall be interpreted and administered consistently therewith.

     e. PAYMENTS ON DEATH OF PARTICIPANT. If Participant dies before he is paid the entire balance of his Account, then the Company shall pay the unpaid balance of the Account, within ninety (90) days following his death, in a single lump-sum to the primary or contingent Designated Beneficiary, as elected by the Participant. If a primary Designated Beneficiary does not survive Participant, then the share otherwise payable to him shall be paid to the primary Designated Beneficiary's estate; provided, however, that if the Participant has designated a contingent Designated Beneficiary, then such share shall be paid to the contingent Designated Beneficiary. If the contingent Designated Beneficiary does not survive the Participant, then the share otherwise payable to him shall be paid to the contingent Designated Beneficiary's estate. As used herein, the term "Designated Beneficiary" means the person or persons designated by Participant to receive Benefits in the event of Participant's death before all amounts credited to his Account have been paid to him. Participant shall designate the Designated Beneficiary by delivering to the Company a Payment Election Form that names the Designated Beneficiary and may change the Designated Beneficiary from time to time by delivering to the Company a Designated Beneficiary Change Form. Any such change shall be effective immediately after the form is delivered to the Company.

     f. "SEPARATION FROM SERVICE" DEFINED. For purposes of this Plan, the term "Separation from Service" means that Participant has separated from service with the Company and all Affiliates within the meaning of Treas. Reg. Section 1.409A-1(h). Whether an entity is an "Affiliate" for purposes of this paragraph
(f) shall be determined by substituting the language "at least 50 percent" in place of "at least 80 percent" each place that it appears in Code Section 1563(a)(1), (2) and (3) (to determine if a controlled group of corporations exists under Code Section 414(b)) and in Treas. Reg. Section 1.414(c)-2 (to determine trades or businesses (whether or not incorporated) that are under common control under Code Section 414(c)).

     ARTICLE V - ANTI-ALIENATION; RIGHTS UNSECURED

     a. ANTI-ALIENATION. A Participant's interest in the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge; and the Company shall not be obligated to make any payments to persons other than as specifically provided in the Plan. All payments required to be made under the Plan shall be made in the regular course of business from the general funds of the Company as they become due, except that such payments may be made from any trust that the Company may establish in its discretion in accordance with the terms of Article VII below.

     b. STATUS AS UNSECURED CREDITOR. Neither the Participants, nor their Designated Beneficiaries, nor any other person or persons having or claiming a right to payments hereunder or an interest in the Plan shall have either a secured claim against the assets of the Company or any other right, title, interest, or claim in or to any specific asset, fund, reserve, account, or property of any kind whatsoever owned by the Company or in which the Company may have any right, title or interest now or in the future. Such persons are unsecured creditors of the Company with respect to any claim for payments or benefits under the Plan and nothing herein shall be construed to give them the right to enforce such claim in any manner other than as an unsecured creditor.

     ARTICLE VI - CHANGES TO ELECTIONS

     Except as provided in the Plan, elections made by a Participant with respect to his Account are irrevocable.

     ARTICLE VII - CHANGE IN CONTROL

     At any time before, but not more than five (5) business days after, a change in control, the Company may contribute to a trust assets in an amount equal to the aggregate amount payable to Participants under the Plan, which assets shall be used to assist the Company in making payment to Participants as they come due under the terms and conditions of the Plan. The trust and any assets held therein shall conform to the provisions of the model trust described in Revenue Procedure 92-64 (or any successor thereto). It is the intention of the parties that the Plan and the arrangements associated therewith (including the trust) be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. For purposes of the Plan, the term "change in control" shall mean the occurrence of (i) a merger or consolidation in which the Company is not the continuing or surviving entity or pursuant to which the issued and outstanding shares of common stock of the Company are converted into cash, securities or other property, other than a merger of the Company in which the holders of issued and outstanding shares of the common stock of the Company immediately prior to the merger own more than fifty percent (50%) of the combined voting power of the surviving corporation immediately after the merger, (ii) the acquisition of shares of the Company's issued and outstanding common stock in a single or a series of related transactions, if immediately thereafter persons who owned shares of such common stock immediately before such acquisition do not own more than fifty percent (50%) of the combined voting power of the Company immediately after such acquisition, or (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company.

     ARTICLE VIII - MISCELLANEOUS PROVISIONS

     a. BOARD TO MANAGE PLAN. The Board shall be responsible for managing, operating and administrating the Plan, including making decisions pertaining to granting or denying benefit claims. The Plan shall inure to the benefit of the Participants and shall be binding upon the Company, its successors and assigns. The Board shall have discretion to amend, or terminate (in accordance with Article X) the Plan at any time and from time to time, provided that no change in the Plan that adversely affects a Participant or a Designated Beneficiary collecting benefits shall be made without the written consent of such Participant or a Designated Beneficiary. The Board shall have the right to interpret the Plan in its sole and absolute discretion (including the application of Code Section 409A thereto) and its interpretation thereof such be final and binding on all persons.

     b. SEVERABILITY. In the event any provisions of the Plan are found to be void, illegal or unenforceable, the remaining provisions of this Plan shall nevertheless be binding with the same force and effect as though the void, illegal or unenforceable provisions were not a part of the Plan.

     c. COPY OF PLAN MAINTAINED BY SECRETARY. The Secretary of the Company shall maintain a copy of the Plan and any amendments thereto.

     d. WITHHOLDING. All payments under the Plan shall be subject to reduction by the Company for all amounts that the Company is required to withhold under federal, state or local tax laws.

     e. RESPONSIBILITY FOR TAXES. Participants are solely responsible and liable for the satisfaction of all taxes, interest and penalties that may arise in connection with their participation in and receipt of payments under the Plan (including those arising under Code Section 409A). The Company shall not have any obligation to indemnify a Participant or otherwise hold him harmless from any such taxes, interest or penalties.

     f. ELECTION FORMS. No election made by a Participant with respect to his Account shall be valid or recognized by the Company unless the election is made on a Deferral Election Form, Payment Election Form or Designated Beneficiary Change Form that is properly completed, duly signed and dated by the Participant, and delivered to the Company.

     g. USE OF CERTAIN TERMS. As required by the context, (i) words in the masculine, feminine or neuter form shall include the other genders; and (ii) words in the singular or plural shall include the other in number.

     ARTICLE IX - TERMINATION

     a. GENERAL. The Company may terminate the Plan at any time. Termination of the Plan shall not accelerate the time that amounts credited to the Account of a Participant are paid hereunder. Notwithstanding the immediately preceding sentence, the Company may elect to liquidate the Plan after termination, and accelerate the time that such amounts are paid, if all of the following conditions are satisfied:

          (i) The termination and liquidation of the Plan does not occur proximate to a downturn in the financial health of the Company or any of its Affiliates;

          (ii) The Company and its Affiliates terminate and liquidate all agreements, methods, programs and other arrangements sponsored by the Company and its Affiliates that would be aggregated with any terminated and liquidated agreements, methods, programs and other arrangements under Treas. Reg. Section 1.409A-1(c) if the same Participant had deferrals of compensation under all of the agreements, methods, programs and other arrangements that are terminated and liquidated;

          (iii) No payments in liquidation of the Plan are made within twelve
               (12) months of the date the Company takes all necessary action to irrevocably terminate and liquidate the Plan, other than payments that would be payable under the terms of the Plan if the action to terminate and liquidate the Plan had not occurred;

          (iv) All payments are made within twenty-four (24) months of the date the Company takes all necessary action to irrevocably terminate and liquidate the Plan; and

          (v) Neither the Company nor any Affiliate will adopt a new plan that would be aggregated with any terminated and liquidated plan under Treas. Reg. Section 1.409A-1(c) if the same Participant participated in both plans, at any time within three (3) years following the date the Company takes all necessary action to irrevocably terminate and liquidate the Plan.

     b. CHANGE IN CONTROL. The Company may irrevocably terminate and liquidate the Plan within thirty (30) days preceding or twelve (12) months following a "change in control event" within the meaning of Treas. Reg. Section 1.409A-3(i)(5), provided that all agreements, methods, programs and other arrangements sponsored by the Company and its Affiliates immediately after the time of the change in control event with respect to which deferrals of compensation are treated as having been deferred under a single plan under Treas. Reg. Section 1.409A-1(c)(2) are terminated and liquidated with respect to each Participant that experienced the change in control event, so that under the terms of the termination and liquidation all such Participants are required to receive all amounts of compensation deferred under the terminated agreements, methods, programs and other arrangements within twelve (12) months of the date the Company and its Affiliates irrevocably takes all necessary action to terminate and liquidate the agreements, methods, programs and arrangements.

     c. CORPORATE DISSOLUTION. The Company may irrevocably terminate and liquidate the Plan within twelve (12) months following a corporate dissolution taxed under Code Section 331 of the Code, or with the approval of a bankruptcy court pursuant to 11 U.S.C. Section 503(b)(1)(A), provided that the amounts deferred under the Plan are included in the Participants' gross incomes in the latest of following years (or, if earlier, the taxable year in which the amount is actually or constructively received): (i) the calendar year in which the Plan termination and liquidation occurs; (ii) the first calendar in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the payment is administratively practicable.

     ARTICLE X - EFFECTIVE DATE

     This amended and restated Plan is effective as of January 1, 2008. The Plan, as amended and restated, supersedes all prior versions of the Plan and applies to all compensation deferred (i) on or after such effective date, under the amended and restated Plan, and (ii) before such effective date, under prior versions of the Plan.

                                    EXHIBIT A

                              GLACIER BANCORP, INC.

                              AMENDED AND RESTATED
                           DEFERRED COMPENSATION PLAN
                        (EFFECTIVE AS OF JANUARY 1, 2008)

                                   ----------

                             DEFERRAL ELECTION FORM

     The undersigned ("Participant") elects to defer compensation under the Glacier Bancorp, Inc. Deferred Compensation Plan ("Plan") as provided herein.

1    REASON FOR SUBMITTING FORM.

          CHECK ONE OF THE FOLLOWING BOXES:

          [ ] INITIAL ELECTION TO DEFER COMPENSATION - Only check this box if you have never submitted a Deferral Election Form.

          [ ] CHANGE AMOUNT OF COMPENSATION DEFERRED - Only check this box if you previously filed a Deferral Election Form and you now wish to change the amount of compensation that is deferred under the Plan.

          [ ] DISCONTINUE DEFERRAL OF COMPENSATION - Only check this box if you previously filed a Deferral Election Form and you now wish to discontinue deferral of compensation under the Plan.

2. AMOUNT DEFERRED. Participant elects to defer the following compensation under the Plan:

          COMPLETE ONE OR MORE OF THE FOLLOWING UNLESS YOU ARE ELECTING TO DISCONTINUE DEFERRAL OF COMPENSATION

          __________ Dollar amount or percentage of salary payable in cash (not to exceed in either case 50% of annual base salary)

          __________ Dollar amount or percentage of cash bonuses (not to exceed in either case 100% of such bonus)

          __________ Dollar amount or percentage of director fees (not to exceed in either case 100% of such fees)

          THIS ELECTION TO DEFER COMPENSATION SHALL REMAIN IN EFFECT UNTIL CHANGED OR REVOKED, AS PROVIDED IN THE PLAN.

          A CHANGE OR REVOCATION OF AN ELECTION TO DEFER COMPENSATION IS GENERALLY NOT EFFECTIVE UNTIL THE CALENDAR YEAR AFTER THE CALENDAR YEAR IN WHICH YOU DELIVER A NEW DEFERRAL ELECTION FORM TO THE COMPANY. SEE ARTICLE II OF THE PLAN.

PARTICIPANT


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PARTICIPANT'S SIGNATURE HERETO WITNESSED BY:


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                                    EXHIBIT B

                              GLACIER BANCORP, INC.

                              AMENDED AND RESTATED
                           DEFERRED COMPENSATION PLAN
                        (EFFECTIVE AS OF JANUARY 1, 2008)

                                   ----------

                             PAYMENT ELECTION FORM

     The undersigned ("Participant") elects to receive payments under the Glacier Bancorp, Inc. Amended and Restated Deferred Compensation Plan ("Plan") from his Account (as defined in the Plan) as provided herein.

     1. PAYMENT TRIGGER EVENTS. Participant IRREVOCABLY elects to have amounts credited to his Account paid to him on, or beginning on, the first day of the first month immediately following the month in which the following Payment Trigger Event occurs:

          CHECK ONE OF THE FOLLOWING BOXES:

          [ ]  Separation from Service;

          [ ]  Attainment of age of sixty-five (65);

          [ ] The following anniversary date of Participant's Separation from Service ___________ (write 1st, 2nd, 3rd, 4th or 5th in space); or

          [ ] The following anniversary date of Participant's attainment of age sixty-five (65) ___________ (write 1st, 2nd, 3rd, 4th or 5th in space).

NOTE: IF YOU ELECT "ATTAINMENT OF AGE SIXTY-FIVE (65)" OR "THE FOLLOWING ANNIVERSARY DATE OF PARTICIPANT'S ATTAINMENT OF AGE SIXTY-FIVE (65)," THEN YOU MAY NOT DEFER COMPENSATION, IF ANY, EARNED FOR SERVICES PERFORMED AFTER THE OCCURRENCE OF SUCH PAYMENT TRIGGER EVENT.

     2. FORM OF PAYMENT. Participant IRREVOCABLY elects to have amounts credited to his Account paid to him on, or beginning on, the date described in paragraph 2 hereof in the following form:

          CHECK ONE OF THE FOLLOWING BOXES:

          [ ]  Single lump-sum; or

          [ ]  Equal annual installments over a period of five (5) years

     3.   DESIGNATED BENEFICIARY.

          a. PRIMARY DESIGNATED BENEFICIARY. Participant elects to have the unpaid balance of his Account ("Remaining Balance") paid, within ninety (90) days following his death, in a single lump-sum to the following primary Designated Beneficiary(ies):


Name of Primary Designated   Social Security                     Percentage of
        Beneficiary               Number       Mailing Address   Death Benefit
--------------------------   ---------------   ---------------   -------------

                                                                  __________%

                                                                  __________%

If a primary Designated Beneficiary predeceases Participant, then the Remaining Balance shall be paid instead, within ninety (90) days following Participant's death, to the primary Designated Beneficiary's estate; provided, however, that if Participant has named a contingent Designated Beneficiary in paragraph 3.b, then the Remaining Balance shall be paid instead as provided in such paragraph.

          b. CONTINGENT DESIGNATED BENEFICIARY. Participant elects to have the Remaining Balance paid, within ninety (90) days following his death, in a single lump-sum to the following contingent Designated Beneficiary(ies):

    Name of Contingent       Social Security                     Percentage of
  Designated Beneficiary          Number       Mailing Address   Death Benefit
--------------------------   ---------------   ---------------   -------------

                                                                  __________%

                                                                  __________%

If a contingent Designated Beneficiary predeceases Participant, then the Remaining Balance shall be paid instead, within ninety (90) days following Participant's death, to the contingent Designated Beneficiary's estate.

     4. WITHHOLDING. All payments under the Plan shall be subject to reduction by the Company for all amounts that the Company is required to withhold under federal, state or local tax laws.

     5. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein have the meaning given to those terms in the Plan.

     6. PLAN CONTROLS. This Payment Election Form is subject to the terms and conditions of the Plan, which may cause payments to be paid either sooner or later, and in a different form, than elected by Participant hereunder. PARTICIPANT ACKNOWLEDGES THAT HE HAS RECEIVED A COPY OF THE PLAN, HAS READ IT AND AGREES TO BE BOUND BY IT.

PARTICIPANT


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PARTICIPANT'S SIGNATURE HERETO WITNESSED BY:


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                                    EXHIBIT C

                              GLACIER BANCORP, INC.

                              AMENDED AND RESTATED
                           DEFERRED COMPENSATION PLAN
                        (EFFECTIVE AS OF JANUARY 1, 2008)

                                   ----------

                       DESIGNATED BENEFICIARY CHANGE FORM

     The undersigned ("Participant") elects to change the Designated Beneficiary(ies) of his Account under the Glacier Bancorp, Inc. Amended and Restated Deferred Compensation Plan ("Plan") as provided herein.

     1. PRIMARY DESIGNATED BENEFICIARY. Participant elects to have the unpaid balance of his Account ("Remaining Balance") paid, within ninety (90) days following his death, in a single lump-sum to the following primary Designated Beneficiary(ies):

Name of Primary          Social Security   Mailing   Percentage of
Designated Beneficiary        Number       Address   Death Benefit
----------------------   ---------------   -------   -------------
                                                      __________%

                                                      __________%

If a primary Designated Beneficiary predeceases Participant, then the Remaining Balance shall be paid instead, within ninety (90) days following Participant's death, to the primary Designated Beneficiary's estate; provided, however, that if Participant has named a contingent Designated Beneficiary in paragraph 2, then the Remaining Balance shall be paid instead as provided in such paragraph.

     2. CONTINGENT DESIGNATED BENEFICIARY. Participant elects to have the Remaining Balance paid, within ninety (90) days following his death, in a single lump-sum to the following contingent Designated Beneficiary(ies):

Name of Primary          Social Security   Mailing   Percentage of
Designated Beneficiary        Number       Address   Death Benefit
----------------------   ---------------   -------   -------------
                                                      __________%

                                                      __________%

If a contingent Designated Beneficiary predeceases Participant, then the Remaining Balance shall be paid instead, within ninety (90) days following Participant's death, to the contingent Designated Beneficiary's estate.

     3. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein have the meaning given to those terms in the Plan.

     4. PRIOR ELECTIONS SUPERSEDED. This Change in Designated Beneficiary Form supersedes any forms dated prior to the date hereof that name Designated Beneficiaries of Participant's Account.

PARTICIPANT


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PARTICIPANT'S SIGNATURE HERETO WITNESSED BY:


                                        Date:
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Print name:
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

                                    EXHIBIT D

                              GLACIER BANCORP, INC.

                              AMENDED AND RESTATED
                           DEFERRED COMPENSATION PLAN
                        (EFFECTIVE AS OF JANUARY 1, 2008)

                                   ----------

                      2008 TRANSITION PAYMENT ELECTION FORM

     The undersigned ("Participant") is currently a participant in the Glacier Bancorp, Inc. Amended and Restated Deferred Compensation Plan ("Plan"). The Participant hereby makes the elections set forth herein with respect to his Account (as defined in the Plan) pursuant to Section 3.02 of IRS Notice 2007-86 ("Notice of Additional 2008 Transition Relief under Section 409A") and other transition relief provided by the IRS.

     1. PAYMENT TRIGGER EVENT. Amounts credited to the Account of Participant shall be paid to him on, or beginning on, the first day of the first month immediately following the month in which the following Payment Trigger Event occurs:

     CHECK ONE OF THE FOLLOWING BOXES:

     [ ]  Separation from Service;

     [ ]  Attainment of age of sixty-five (65);

     [ ] The following anniversary date of Participant's Separation from Service ___________ (write 1st, 2nd, 3rd, 4th or 5th in space); or

     [ ] The following anniversary date of Participant's attainment of age sixty-five (65) ___________ (write 1st, 2nd, 3rd, 4th or 5th in space).

NOTE: IF YOU ELECT "ATTAINMENT OF AGE SIXTY-FIVE (65)" OR "THE FOLLOWING ANNIVERSARY DATE OF PARTICIPANT'S ATTAINMENT OF AGE SIXTY-FIVE (65)," THEN YOU MAY NOT DEFER COMPENSATION, IF ANY, EARNED FOR SERVICES PERFORMED AFTER THE OCCURRENCE OF SUCH PAYMENT TRIGGER EVENT.

     2. FORM OF PAYMENT. Amounts credited to the Account of Participant shall be paid to him on, or beginning on, the date described in paragraph 1 hereof in the following form:

     CHECK ONE OF THE FOLLOWING BOXES:

     [ ]  Single lump-sum; or

     [ ]  Equal annual installments over a period of five (5) years

     3. DESIGNATED BENEFICIARY.

          a. PRIMARY DESIGNATED BENEFICIARY. Participant elects to have the unpaid balance of his Account ("Remaining Balance") paid, within ninety (90) days following his death, in a single lump-sum to the following primary Designated Beneficiary(ies):

Name of Primary          Social Security   Mailing   Percentage of
Designated Beneficiary        Number       Address   Death Benefit
----------------------   ---------------   -------   -------------
                                                      __________%

                                                      __________%

If a primary Designated Beneficiary predeceases Participant, then the Remaining Balance shall be paid instead, within ninety (90) days following Participant's death, to the primary Designated Beneficiary's estate; provided, however, that if Participant has named a contingent Designated Beneficiary in paragraph 3.b, then the Remaining Balance shall be paid instead as provided in such paragraph.

          b. CONTINGENT DESIGNATED BENEFICIARY. Participant elects to have the Remaining Balance paid, within ninety (90) days following his death, in a single lump-sum to the following contingent Designated Beneficiary(ies):

Name of Primary          Social Security   Mailing   Percentage of
Designated Beneficiary        Number       Address   Death Benefit
----------------------   ---------------   -------   -------------
                                                      __________%

                                                      __________%

If a contingent Designated Beneficiary predeceases Participant, then the Remaining Balance shall be paid instead, within ninety (90) days following Participant's death, to the contingent Designated Beneficiary's estate.

     4. WITHHOLDING. All payments under the Plan shall be subject to reduction by the Company for all amounts that the Company is required to withhold under federal, state or local tax laws.

     5. PLAN CONTROLS. This Payment Election Form is subject to the terms and conditions of the Plan, which may cause payments to be paid either sooner or later, and in a different form, than elected by Participant hereunder.

     6. PRIOR ELECTIONS. The elections made by Participant herein supersede all prior elections of the Participant relating to compensation deferred under the Plan, including compensation deferred prior to January 1, 2008.

     7. AGREEMENT TO BE BOUND BY PLAN. THE PLAN, AMENDED AND RESTATED AS OF JANUARY 1, 2008, SUPERSEDES ALL PRIOR VERSIONS OF THE PLAN. PARTICIPANT ACKNOWLEDGES THAT HE HAS RECEIVED A COPY OF THE AMENDED AND RESTATED PLAN AND AGREES TO BE BOUND BY THE TERMS AND CONDITIONS THEREOF.

     8. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein have the meaning given to those terms in the Plan.

     9. IRS NOTICE 2007-86. No change in the time or form of payment made hereunder shall apply to amounts that would otherwise be payable in 2008 or cause an amount to be paid in 2008 that would not otherwise be payable in 2008.

PARTICIPANT


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PARTICIPANT'S SIGNATURE HERETO WITNESSED BY:


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